                            Schedule 14A Information
                                 (Rule 14A-101)
                     Information Required in Proxy Statement
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     The Emerging Markets Income Fund II Inc

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

     (2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

            --------------------------------------------------------------------


     (4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------


     (5)    Total fee paid:

            --------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)    Amount Previously Paid:

            --------------------------------------------------------------------


     (2)    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------


     (3)    Filing Party:

            --------------------------------------------------------------------


     (4)    Date Filed:

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

                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                       GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

                                                              November 12, 2002

Dear Stockholder:

   We are pleased to enclose the notice and proxy statement for the Special Joint Meetings of Stockholders (the "Special Meetings") of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., and the Annual Joint Meetings of Stockholders of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. (the "Annual Meetings" and, together with the "Special Meetings," the "Meetings") to be held on December 11, 2002 at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room K, New York, New York, at 3 p.m., New York time. Each Fund is referred to in this notice and proxy statement as a "Fund," and collectively as the "Funds."

   On October 22, 2002, PIMCO Advisors Fund Management LLC (formerly known as PIMCO Funds Advisors LLC) ("PIMCO Advisors") and Salomon Brothers Asset Management Inc ("SBAM") entered into a purchase agreement pursuant to which SBAM agreed to acquire the investment management and advisory business of PIMCO Advisors with respect to the Funds, (the "Transactions"). Upon consummation of the Transactions, PIMCO Advisors will cease to act as investment manager or adviser to the Funds and SBAM will become the sole investment manager to the Funds. As such, SBAM will continue to be responsible for the day-to-day management of each Fund's portfolio and will assume full responsibility for the overall investment programs of the Funds. In addition, SBAM will continue to provide the high level of portfolio investment services to which the Funds are accustomed. The closing of the Transactions is subject to a number of conditions, including approval by the Board of Directors and stockholders of each Fund of a new investment advisory and administration agreement with SBAM. The Board of Directors of each Fund approved each new investment advisory and administration agreement with SBAM at a meeting of the Board of Directors of each Fund on October 23, 2002.

   At the Meetings, stockholders of each of the Funds will be asked to approve a new investment advisory and administration agreement which will combine the services currently provided pursuant to separate agreements between the Fund and PIMCO Advisors, PIMCO Advisors and SBAM and/or the Fund and SBAM, into one agreement for each Fund between the Fund and SBAM whereby SBAM will perform all management, advisory and administration services for the Fund and receive the total fees (reduced, as described below) currently paid by the Funds to PIMCO Advisors and SBAM. Pursuant to the new proposed investment advisory and administration agreement for The Emerging Markets Income Fund Inc and The Emerging Markets Income Fund II Inc, services will be provided by SBAM for a fee at a rate equal to 0.15% less than the combined fee rate currently paid by the respective Fund. Pursuant to the new proposed investment advisory and administration agreement for The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., services will be provided by SBAM for a fee at a rate equal to 0.05% less than the combined fee rate currently paid by the respective Fund.

   In addition, the stockholders of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will be asked to vote on the election of Directors for those two Funds.

   Because the Funds are affected similarly by the Transactions, each Fund's Board of Directors determined it would be most efficient to prepare a single combined notice and proxy statement to be sent to the stockholders of all of the Funds. If you are a stockholder of more than one Fund, you will receive the combined notice of meetings, a proxy statement for all of the Funds and a proxy card only for the Fund or Funds in which you are a stockholder. Each Fund votes separately, so please sign and return all of your proxy cards if you are a stockholder of more than one Fund.

   Please note that you are not being asked to vote on every proposal included in the proxy statement. The enclosed proxy statement describes which Funds' stockholders are being asked to vote on each proposal, and the enclosed proxy card(s) provide(s) for voting only with respect to the proposals relating to the Fund(s) in which you are a stockholder.

   After careful consideration, each Fund's Board of Directors, including its independent Directors, unanimously approved each proposal relating to the Fund and recommends that its stockholders vote "FOR" each such proposal.

   We urge you to review the enclosed materials for all of the details of the proposals described above. It is very important that you complete and return the enclosed proxy card(s).

   We thought that it would be helpful to provide the following questions and answers regarding the approval of the new investment advisory and administration agreement(s) and the election of Directors. They are designed to help you answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

   Please feel free to contact 1-888-777-0102 to answer any questions you may have regarding the voting of your shares. If we have not received your proxy card(s) prior to the date of the Meetings, you may receive a telephone call from a representative of your Fund encouraging you to exercise your right to vote. As always, we thank you for your confidence and support.

                       Sincerely,

                       R. JAY GERKEN AND STEPHEN J. TREADWAY
                       Co-Chairmen of:
                         The Emerging Markets Income Fund Inc,
                         The Emerging Markets Income Fund II Inc,
                         The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc.,
                         Municipal Partners Fund Inc. and
                         Municipal Partners Fund II Inc.

                              QUESTIONS & ANSWERS

Q: UNDER THE NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT, WHO WILL BE
   THE NEW INVESTMENT ADVISER FOR EACH FUND?

A: SBAM, which is currently responsible for the day-to-day management of each Fund's portfolio, will take over all investment management, advisory and administration responsibilities on behalf of each Fund for which a new investment advisory and administration agreement is approved. SBAM will be responsible for the overall investment programs of the Funds. In addition, SBAM will continue to provide the high level of portfolio investment services to which the Funds are accustomed.

Q: WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A: On October 22, 2002, PIMCO Advisors and SBAM entered into a purchase agreement whereby the two entities mutually agreed that SBAM would acquire the investment management and advisory business of PIMCO Advisors with respect to each of the Funds, subject to certain conditions. One of the conditions to the closing of the transactions contemplated by the purchase agreement with respect to a particular Fund is the approval of a new investment advisory and administration agreement by the Board of Directors and stockholders of that Fund. The Board of Directors of each Fund approved a new investment advisory and administration agreement with SBAM at a meeting of the Board of Directors of each Fund on October 23, 2002.

Q: HOW WILL THE NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT AFFECT ME
   AS A FUND STOCKHOLDER?

A: Under the new investment advisory and administration agreements, the overall cost of investment management, advisory and administration services will decrease. Under the new investment advisory and administration agreement for The Emerging Markets Income Fund Inc and The Emerging Markets Income Fund II Inc, the fee rate paid to SBAM, will be 0.15% lower than the combined fee rate currently received by PIMCO Advisors and SBAM under the existing agreements. Under the new investment advisory and administration agreement for The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., the fee rate paid to SBAM, will be 0.05% lower than the combined fee rate currently received by PIMCO Advisors and SBAM under the existing agreements. Although SBAM will receive an increased fee rate in return for the increased services it will provide, the overall fee rate payable by each Fund will be lower than the combined fee rate currently paid by the Fund, and indirectly by the stockholders of the Fund, for advisory and administration services.

Q: WILL THERE BE ANY OTHER CHANGES TO THE FUND?

A: Upon the closing of the transactions contemplated by the purchase agreement, Stephen J. Treadway will resign from each of the Fund's Board of Directors and from all positions as an officer of each of the Funds. Newton B. Schott, Jr. and Brian S. Shlissel will also resign their positions as officers of each of the Funds. Messrs. Treadway, Schott and Shlissel are affiliated with PIMCO Advisors.

Q: WHAT ELSE AM I BEING ASKED TO APPROVE?

A: Stockholders of each of The Emerging Markets Income Fund Inc and Global
   Partners Income Fund Inc. are being asked to elect the Board of Directors for their respective Fund.

Q: HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A: After careful consideration, each of the Fund's Boards of Directors, including its independent Directors, unanimously recommends that stockholders vote "FOR" approval of the new investment advisory and administration agreement and, with respect to the Funds holding Annual Meetings, "FOR" the election of Directors.

Q: WHERE SHOULD I CALL IF I HAVE QUESTIONS?

A: Call 1-888-777-0102 with any questions you may have regarding the voting of your shares.

 PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                       GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

                               -----------------

          NOTICE OF ANNUAL AND SPECIAL JOINT MEETINGS OF STOCKHOLDERS

                               -----------------

                                                              November 12, 2002

To the Stockholders:

   The Special Joint Meetings of Stockholders (the "Special Meetings") of
The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., and the Annual Joint Meetings of Stockholders (the "Annual Meetings" and, together with the "Special Meetings," the "Meetings") of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room K, New York, New York, on Wednesday, December 11, 2002, at 3 p.m., New York time.

   The Meetings will be held for the purposes of considering and voting upon the following:

The following Proposal relates to each Fund:

   1. The approval of a new investment advisory and administration agreement between Salomon Brothers Asset Management Inc ("SBAM") and each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (each individually, a "Fund" and collectively, the "Funds").

The following Proposal relates to The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. only:

   2.  The election of Directors.

The following relates to each Fund:

   3. Any other business that may properly come before the Meetings or any adjournment(s) thereof.

   The close of business on November 4, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meetings. The stockholders entitled to notice of and to vote at the Meetings include the holders of common stock of each Fund and the holders of preferred stock of each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc.

                           By Order of the Boards of Directors,

                           CHRISTINA T. SYDOR
                           Secretary of the following Funds:
                             The Emerging Markets Income Fund Inc,
                             The Emerging Markets Income Fund II Inc,
                             The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc.,
                             Municipal Partners Fund Inc. and
                             Municipal Partners Fund II Inc.

    TO AVOID FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy, date and sign it and return it promptly in the envelope provided, no matter how large or how small your holdings may be.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                Registration                          Valid Signature
                ------------                          ---------------
Corporate Accounts
------------------
(1) ABC Corp................................ ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp................................ John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer...... John Doe
(4) ABC Corp. Profit Sharing Plan........... John Doe, Trustee

Trust Accounts
--------------
(1) ABC Trust............................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78.... Jane B. Doe

Custodial or Estate Accounts
----------------------------
(1) John B. Smith, Cust., f/b/o John B.
      Smith, Jr. UGMA....................... John B. Smith
(2) John B. Smith........................... John B. Smith, Jr., Executor

                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                       GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

                               -----------------

                           COMBINED PROXY STATEMENT
               ANNUAL AND SPECIAL JOINT MEETINGS OF STOCKHOLDERS

   This combined proxy statement (the "Proxy Statement") is furnished in connection with a solicitation by the Boards of Directors of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. of proxies to be used at the Special Joint Meetings of Stockholders (the "Special Meetings") of those Funds, and by the Boards of Directors of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. of proxies to be used at the Annual Joint Meetings of Stockholders (the "Annual Meetings" and, together with the "Special Meetings," the "Meetings"), to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room K, New York, New York, on Wednesday, December 11, 2002, at 3 p.m., New York time (and at any adjournment(s) thereof) for the purposes set forth in the accompanying Notice of Annual and Special Joint Meetings of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about November 12, 2002.

   At the Meetings, stockholders of each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (each individually, a "Fund" and collectively, the "Funds") will be asked to approve a new investment advisory and administration agreement which will combine the services currently provided pursuant to separate agreements by PIMCO Advisors Fund Management LLC (formerly known as PIMCO Funds Advisors LLC) ("PIMCO Advisors") and Salomon Brothers Asset Management Inc ("SBAM"), into one agreement between the Funds and SBAM whereby SBAM will perform all management, advisory and administration services for the Fund. Although the particular terms of each existing contract between PIMCO Advisors and each Fund, PIMCO Advisors and SBAM or, in the case of The Emerging Markets Income Fund Inc, SBAM and the Fund may vary, currently PIMCO Advisors, as investment adviser or investment manager to each Fund, supervises the Fund's investment program, including advising and consulting with SBAM regarding the Fund's overall investment strategy. SBAM, which has served as investment manager or investment adviser since each Fund's inception, is responsible, among other things, for the day-to-day management of the Fund's portfolio.

   In addition, the stockholders of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will be asked to vote on the election of Directors for those two Funds.

   Stockholders who execute proxies retain the right to revoke them in person at the Meetings or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the approval of the new investment advisory and administration agreement, and, with respect to The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc., will be voted FOR the election of the Directors. The close of business on November 4, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meetings and any adjournment(s) thereof (the "Record Date"). For purposes of the Meetings, each holder of each Fund's stock is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held of record on the Record Date, with no shares having cumulative voting rights. On the Record Date, each Fund had outstanding the number of shares indicated in the separate Fund exhibit pertaining to the Funds (the "Fund Exhibit") accompanying as Exhibit A to, and forming an important part of, this Proxy Statement. Stockholders of each Fund will vote separately from stockholders of the other Funds voting on the Proposals, and all of the outstanding capital stock of each Fund will vote together as a single class with respect to the Proposals.

   The Proposals to be voted on by stockholders of the Funds are as follows:

                                                   Funds to which each
                 Proposals                          Proposal Applies
                 ---------                         -------------------
  1. Approval of a new investment          All Funds
    advisory and administration agreement
    between SBAM and the Fund.
  2. Election of Directors to the Board of The Emerging Markets Income Fund
    Directors.                             Inc and Global Partners Income Fund
                                           Inc.

   Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to the Proposals. With respect to Proposal 1 which requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (see "Required Vote" on page 12, the effect of abstentions and Broker Non-Votes is the same as a vote against the Proposal. With respect to Proposal 2 which requires a plurality of the votes cast by the holders of shares of common stock of each Fund present or represented by proxy at the Meetings at which a quorum is present, abstentions and Broker Non-

Votes will not be considered votes cast and have no effect on the outcome of the Proposal. A plurality means that the nominee for Director with the largest number of votes will be elected a Director. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by a Fund, but are not voted on the Proposals because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Broker Non-Votes are counted for purposes of determining whether a quorum is present.

   In accordance with each Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of each Fund entitled to vote at the Meetings. In the event that a quorum is not present at the Meeting of any Fund, or in the event that a quorum is present but sufficient votes to approve a Proposal of any Fund is not received, the persons named as proxies may propose one or more adjournments of the Meetings to a date not more than 120 days after the Record Date to permit further solicitation of proxies and without establishing a new Record Date. Any adjournment will require the affirmative vote of a majority of those shares voting on the adjournment matter at the Meetings in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any adjournment proposal. A stockholder vote may be taken on a Proposal for one or more of the Funds prior to any such adjournment if sufficient votes have been received for approval of that Proposal.

   PIMCO Advisors, whose principal business address is 1345 Avenue of the Americas, New York, New York 10105, is currently the investment manager for The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. and acts as the investment adviser for The Emerging Markets Income Fund Inc. PIMCO Advisors is an indirect majority-owned subsidiary of Allianz AG.

   SBAM, whose principal business address is 399 Park Avenue, New York, New York 10022, is currently the investment adviser for The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. and the investment manager for The Emerging Markets Income Fund Inc. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.

   The principal business address of each of the Funds is 125 Broad Street, New York, New York, 10004. Each of the Funds is a closed-end management investment company, registered under the 1940 Act.

              PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AND
              ADMINISTRATION AGREEMENT

Stockholders of each of the Funds will vote on this Proposal.

   Introduction

   SBAM has served as investment adviser to each of the Funds (except for The Emerging Markets Income Fund Inc for which SBAM has served as investment manager) since each Fund's inception. PIMCO Advisors has served as investment manager to each of the Funds (except for The Emerging Markets Income Fund Inc for which it has served as investment adviser) by itself and through its affiliates since October 1997. Over the years, each organization's asset management business has developed significantly and begun to compete more directly with each other. Given the focus of the growth of the asset management businesses of the organizations and SBAM's comprehensive involvement in the day-to-day operations of the Funds, PIMCO Advisors and SBAM mutually agreed that it would be more effective and efficient for the Funds if SBAM were to take over all management, advisory and administration operations of the Funds at a lower cost to the Funds.

   On October 22, 2002, PIMCO Advisors and SBAM entered into a purchase agreement (the "Purchase Agreement") whereby the two parties agreed that SBAM would acquire the investment management and advisory business of PIMCO Advisors with respect to each of the Funds. Under the Purchase Agreement, SBAM will pay PIMCO Advisors $12.5 million over five years provided the transactions contemplated by the Purchase Agreement close with respect to all of the Funds (for each Fund, a "Transaction" and collectively the "Transactions"). As a condition to the closing of the Transaction with respect to a Fund, a new investment advisory and administration agreement (the "New Investment Advisory and Administration Agreement") must be approved by the Board of Directors and stockholders of that Fund. In addition, the terms of the New Investment Advisory and Administration Agreement for each Fund provide that it will not become effective until the Transaction closes with respect to that Fund. Upon obtaining stockholder approval of a New Investment Advisory and Administration Agreement for a Fund, SBAM may elect to close the Transaction with respect to that Fund. If SBAM so elects, SBAM is required to close all other Transactions for which stockholder approval has been obtained and certain other conditions have been satisfied or waived. If stockholder approval is obtained for every Fund and certain other conditions have been satisfied or waived, SBAM has agreed to close the Transactions for all of the Funds. Upon the closing of a Transaction for a Fund, Stephen J. Treadway will resign from that Fund's Boards of Directors and from all positions as an officer of that Fund. Newton B. Schott, Jr. and Brian S. Shlissel will also resign their positions as officers of each of the Funds in the same manner. Messrs. Treadway,

Schott and Shlissel are affiliated with PIMCO Advisors. If a Transaction closes with respect to a Fund, SBAM has agreed to use commercially reasonable efforts to cause the Funds to honor their obligations to indemnify Stephen J. Treadway in his role as Director of the Funds, and to cause the Funds to maintain in effect the current policies of directors' and officers' insurance maintained by that Fund for the benefit of Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel.

   The Boards of Directors of the Funds are proposing that stockholders approve the New Investment Advisory and Administration Agreement to be entered into between each of the Funds and SBAM. PIMCO Advisors currently serves as the investment manager to The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. pursuant to the current management agreement between each Fund and PIMCO Advisors (the "Existing PIMCO Management Agreements") and as the investment adviser for The Emerging Markets Income Fund Inc under the current investment advisory agreement between the Fund and PIMCO Advisors (the "Existing PIMCO Investment Advisory Agreement," and, together with the Existing PIMCO Management Agreements, the "Existing PIMCO Agreements"). As such, PIMCO Advisors supervises the Fund's investment program. SBAM currently serves as the investment adviser to The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. under the current investment advisory and administration agreements between PIMCO Advisors and SBAM (together the "Existing SBAM Investment Advisory and Administration Agreements") for each Fund, except for The Emerging Markets Income Fund Inc, where SBAM serves as the investment manager for the Fund under the current management agreement between SBAM and the Fund (the "Existing SBAM Management Agreement," and, together with the Existing SBAM Investment Advisory and Administration Agreements, the "Existing SBAM Agreements," and, together with the Existing PIMCO Agreements, the "Existing Agreements"). As such, SBAM is responsible for the day-to-day management of the Fund's portfolio. The dates of each of these agreements, as well as the respective dates on which each Fund's stockholders and its Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act ("Interested Persons") of such Fund, PIMCO Advisors or SBAM, as applicable, most recently approved each agreement are set forth in the Fund Exhibit on page A-4.

   At a joint meeting of the Boards of Directors of the Funds held on October 23, 2002, the Board of each of the Funds unanimously approved a New Investment Advisory and Administration Agreement between each Fund and SBAM subject to stockholder approval. Each New Investment Advisory and Administration Agreement provides that SBAM will perform services substantially identical in nature to those currently performed by SBAM under the Existing SBAM

Agreements as well as those services currently performed by PIMCO Advisors under the Existing PIMCO Agreements. Although SBAM will receive an increased fee rate in return for the increased services it will provide, the proposed overall fee rate payable by each Fund and indirectly by the stockholders will be lower than the fee rate currently paid by the Funds. Pursuant to the New Investment Advisory and Administration Agreement for The Emerging Markets Income Fund Inc and The Emerging Markets Income Fund II Inc, services will be provided by SBAM for a fee rate equal to 0.15% less than the combined fee rate currently paid by the Funds. Pursuant to the New Investment Advisory and Administration Agreement for The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., services will be provided by SBAM for a fee rate equal to 0.05% less than the combined fee rate currently paid by the Funds. The table below sets forth the current and proposed fee rate for each Fund.

                                   Current Combined Fee Rate  Proposed Fee Rate
               Fund                under Existing Agreements under New Agreement
               ----                ------------------------- -------------------
The Emerging Markets Income
  Fund Inc........................           1.20%                  1.05%
The Emerging Markets Income
  Fund II Inc.....................           1.20%                  1.05%
The Emerging Markets Floating
  Rate Fund Inc...................           1.10%                  1.05%
Global Partners Income Fund Inc...           1.10%                  1.05%
Municipal Partners Fund Inc.(1)...           0.60%                  0.55%
Municipal Partners Fund II Inc.(1)           0.60%                  0.55%

(1)For purposes of calculating the fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

   At the joint meeting of the Board of Directors of each Fund, the Boards also unanimously approved the continuation of the Existing Agreements (except for the Existing SBAM Management Agreement between The Emerging Markets Income Fund Inc and SBAM, which is not due to expire until February 2004) until the earlier of (1) the closing of the Transaction with respect to the applicable Fund and
(2) October 31, 2003.

   A form of the proposed New Investment Advisory and Administration Agreement is attached as Exhibit B and substantially combines the terms of the Existing PIMCO Agreements and the Existing SBAM Agreements. The descriptions of the New Investment Advisory and Administration Agreements in this Proxy Statement are qualified in their entirety by reference to the form of the proposed New Investment Advisory and Administration Agreement.

   Board Consideration and Recommendation

   During the course of their deliberations, the Directors (including the non-interested Directors) considered with respect to each Fund (1) the nature, quality and scope of the management and investment advisory services and personnel that would be provided to the Funds by SBAM, (2) the amount of investment advisory fees that would be paid to SBAM and the fees paid by comparable funds, (3) the compensation (in addition to investment advisory fees) and other benefits received by SBAM and its affiliates in respect of the Funds, (4) SBAM's cost in providing services, (5) economies of scale realized by SBAM, (6) possible alternatives to the proposed New Investment Advisory and Administration Agreements with SBAM, (7) the operating expenses of the Funds, and (8) the policies and practices of SBAM with respect to the portfolio transactions for the Funds. The non-interested Directors of each Fund also met separately to review the information provided by SBAM and were assisted in their review by independent counsel to the non-interested Directors.

   Specifically, the Boards considered, in addition to the above information,
(1) the fact that SBAM has been involved in the day-to-day operations of each Fund since its inception and the level of services SBAM has provided to each Fund, (2) the ability of SBAM, in light of its current involvement in the day-to-day operation of the Funds, to provide all services to the Funds, including those currently provided by PIMCO Advisors, in an effective and efficient manner, (3) the rates of compensation to be received by SBAM under the New Investment Advisory and Administration Agreements, which although higher than the rates currently paid to SBAM under the Existing Agreements, are lower than the combined rates paid to SBAM and PIMCO Advisors under the Existing Agreements, (4) SBAM's profitability under the Existing Agreements and its pro forma profitability under the New Investment Advisory and Administration Agreement, (5) the performance of the Funds relative to that of other funds with similar investment objectives, (6) the commonality of the terms and provisions of the New Investment Advisory and Administration Agreements and the Existing Agreements, and (7) SBAM's general reputation and commitment to the investment advisory industry.

   Description of SBAM

   SBAM is registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and has its principal place of business at 399 Park Avenue, New York, New York 10022. SBAM was organized as a Delaware corporation in 1987. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc. which is located at 1 Citigroup Center, 153 East 53/rd/ Street, New York, New York 10022. As of September 30, 2002 , SBAM had approximately $26.1 billion of assets under management.

   SBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit- sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

   The names, titles and principal occupations of the current Directors and executive officers of SBAM are set forth in the Fund Exhibit on page A-12.

   Description of Portfolio Management Team

   The SBAM portfolio management team that is currently responsible for the day-to-day management of each of the Funds will continue to act in that capacity. The team of investment professionals currently manages other closed-end and open-end management investment companies. If the stockholders approve the New Investment Advisory and Administration Agreement, the SBAM team will continue to manage each Fund in accordance with each Fund's respective investment objective.

   Description of the Existing PIMCO Agreements

   Under the Existing PIMCO Management Agreements with each applicable Fund, PIMCO Advisors is responsible for supervising the Funds' investment programs, including advising and consulting with the Funds' investment manager regarding the Funds' overall investment strategy. PIMCO Advisors also advises the Funds on the use of leveraging techniques and provides access to economic information, research and assistance to the Funds. Under the Existing PIMCO Management Agreements with each Fund (other than Municipal Partners Fund Inc. and Municipal Partners Fund II Inc.), PIMCO Advisors is responsible for consulting with SBAM and the Fund with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities.

   Under the Existing PIMCO Investment Advisory Agreement, PIMCO Advisors supervises The Emerging Markets Income Fund Inc's investment program, including advising and consulting with SBAM regarding the Fund's overall investment strategy. PIMCO Advisors also provides access to economic information, research and assistance to the Fund. Under the Existing PIMCO Agreements, the Funds are responsible for all of their expenses and liabilities, except that PIMCO Advisors is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Funds and, in the case of the Existing PIMCO Management Agreements, the Funds' investment advisers.

   Under the Existing PIMCO Agreements, the Funds pay PIMCO Advisors an annual fee in monthly installments in arrears at the fee rates set forth in the Fund Exhibit on page A-3. The aggregate amount of investment management fees paid by each Fund to PIMCO Advisors for the Fund's most recent fiscal year under the Existing PIMCO Agreements is set forth in the Fund Exhibit on page A-4. Under the Existing PIMCO Management Agreements, PIMCO Advisors remits a certain percentage of such fees to SBAM pursuant to the Existing SBAM Investment Advisory and Administration Agreements as set forth in the Fund Exhibit on page A-1.

   Each Existing PIMCO Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), PIMCO Advisors shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each Existing PIMCO Agreement provides that the Fund, under certain circumstances, will indemnify PIMCO Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

   Each Existing PIMCO Agreement had an initial term of two years, and thereafter can continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Existing PIMCO Agreement, and who are not Interested Persons of any such party, and
(ii) a majority of each Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund. Each Existing PIMCO Agreement may be terminated, without penalty, on 60 days' notice, by the respective Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by PIMCO Advisors, and each Existing PIMCO Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

   Description of the Existing SBAM Agreements

   Under the Existing SBAM Investment Advisory and Administration Agreements with PIMCO Advisors for each applicable Fund, subject to the direction and control of the Directors of the Fund and in consultation with PIMCO Advisors, SBAM is responsible for making investment strategy decisions for the Fund, managing and investing and reinvesting the assets of the Fund in accordance with its stated policies, placing purchase and sale orders for the Fund, as well as providing financial research and data to the Fund. SBAM is also responsible for administration and stockholder services for the Fund.

   Under the Existing SBAM Management Agreement between SBAM and The Emerging Markets Income Fund Inc, SBAM is responsible for managing and supervising the Fund's investment program and provides certain compliance, administration and clerical services to the Fund. In particular, the Existing SBAM Management Agreement provides that SBAM will make investment strategy decisions for the Fund, manage the investing and reinvesting of the Fund's assets, place purchase and sale orders on behalf of the Fund, provide continuous supervision of the Fund's investment portfolio and provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of the investment objective and limitations of the Fund. In addition, under the Existing SBAM Management Agreement, SBAM is responsible for providing administration services to the Fund, including compliance, record-keeping, reporting and preparation of proxies and stockholder reports, coordination of the functions of the transfer agent, custodian, accountants, counsel and other parties, clerical services, such as accounting services, and stockholder services, including responding to stockholder inquiries.

   Under the Existing SBAM Agreements each Fund is responsible for all of its expenses and liabilities, except that SBAM is responsible for the expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to the Fund. Under the Existing SBAM Agreements, SBAM is paid for its services with respect to the Funds (in the case of the SBAM Investment Advisory and Administration Agreement, by PIMCO Advisors, and in the case of the SBAM Management Agreement, by the Fund) an annual fee in monthly installments in arrears at the rates listed in the Fund Exhibit on page A-1.

   Each Existing SBAM Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), SBAM shall not be liable to a Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each Existing SBAM Agreement provides that a Fund, under certain circumstances, will indemnify SBAM against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

   Each Existing SBAM Agreement had an initial term of two years, and thereafter can continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Existing SBAM Agreement, and who are not Interested Persons of any such party, and (ii) a majority of each Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Each Existing SBAM Agreement may be terminated, without penalty, on 60 days' notice, by the respective Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by SBAM, and each Existing SBAM Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

   The Proposed New Investment Advisory and Administration Agreement

   The proposed New Investment Advisory and Administration Agreement incorporates substantially the same terms as the Existing Agreements. Under the proposed New Investment Advisory and Administration Agreement, SBAM will make investment strategy decisions for each Fund, supervise each Fund's investment program and investment portfolio, provide and procure the provision of relevant research and statistical data in relation to investing and other matters within the scope of the investment objective and limitations of each Fund, and provide administrative services for each Fund, among other things.

   Under the proposed New Investment Advisory and Administration Agreement for each of The Emerging Markets Income Fund Inc and The Emerging Markets Income Fund II Inc, the rate of fees, all of which will be paid to SBAM, will be 0.15% lower than the combined advisory and administration fee rate currently payable by the Fund to PIMCO Advisors and SBAM under the Existing Agreements. With respect to The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., the rate of fees to be paid to SBAM will be 0.05% lower than the combined advisory and administration fee rate currently payable by the Fund to PIMCO Advisors and SBAM under the Existing Agreements. Under the proposed New Investment Advisory and Administration Agreement, SBAM would be paid for its services by each Fund an annual fee in monthly installments in arrears at the rates listed above and in the Fund Exhibit on page A-3.

   Under the proposed New Investment Advisory and Administration Agreement, each Fund would be responsible for all of its expenses and liabilities, except that SBAM would be responsible for the expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to each Fund.

   Each New Investment Advisory and Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), SBAM shall not be liable to a Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New Investment Advisory and Administration Agreement provides that a Fund, under certain circumstances, will indemnify SBAM against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

   The New Investment Advisory and Administration Agreement will be in effect for an initial term of two years, and thereafter can continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of each Fund's Board of Directors who are not parties to the New Investment Advisory and Administration Agreement, and who are not Interested Persons of any such party, and (ii) a majority of each Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund. The New Investment Advisory and Administration Agreement may be terminated, without penalty, on 60 days' notice, by that Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, or by SBAM, and the New Investment Advisory and Administration Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

   Required Vote

   As provided in the 1940 Act, approval of the New Investment Advisory and Administration Agreement for a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meetings, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. Stockholders entitled to vote on this Proposal include all holders of common stock for each of the Funds, which have one vote per share, as well as all holders of preferred stock for each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., which have one vote per share and vote with the common stock of their respective Fund as a single voting class with respect to the Proposal. For this purpose, abstentions and Broker Non-Votes will be counted as shares present at the Meetings for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

   The outcome of the vote by the stockholders of one Fund will not affect the validity of the votes cast by the stockholders of the other Funds, provided, however, that SBAM is not obligated to close any of the Transactions unless the stockholders of each of the six Funds approve the New Investment Advisory and Administration Agreement with respect to that Fund and certain other conditions have been satisfied or waived. Therefore, it is possible that a New Investment Advisory and Administration Agreement will not go into effect even if it has been approved by the stockholders of a Fund. If SBAM elects to close one or more of the Transactions, SBAM is obligated to close all of the Transactions for which stockholder approval of the New Investment Advisory and Administration Agreements has been obtained and certain other conditions have been satisfied or waived.

   Section 15(f) of the 1940 Act

   PIMCO Advisors and SBAM have structured the Transactions contemplated by the Purchase Agreement and SBAM has agreed to use commercially reasonable efforts to comply with the "safe harbor" provisions afforded by Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of an interest in an investment advisory business occurs, the investment adviser or its affiliates may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions, or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940
Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any Interested Person of the adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the company). The Board of Directors of each Fund is not aware of any circumstances arising from the change in advisory services proposed herein that might result in an unfair burden being imposed on any Fund.

   The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each investment company's board of directors must not be Interested Persons of the investment adviser (or predecessor or successor adviser).

   Upon consummation of each of the Transactions contemplated by the Purchase Agreement, Mr. Treadway has agreed to resign from the respective Board and at that point each Board will be in compliance with the requirement that the Board of each Fund with respect to which a Transaction has closed be comprised of Directors at least 75% of whom are not Interested Persons of either SBAM and PIMCO Advisors. It is expected that the Board of Directors of each Fund will continue to satisfy that condition of Section 15(f) for the requisite three-year period.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS, UNANIMOUSLY RECOMMEND THAT EACH FUND'S STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT FOR EACH FUND.

                       PROPOSAL 2: ELECTION OF DIRECTORS

   Stockholders of only The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will vote on this proposal.

   The Meeting for each of The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will also serve as the Annual Meeting of Stockholders, and stockholders of those Funds are being asked to consider for election as Directors the nominees listed below. In accordance with each Fund's Charter, each Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Consequently, the stockholders of The Emerging Markets Income Fund Inc will be electing two Class III Directors to hold office until the year 2005 Annual Meeting of Stockholders, and the stockholders of Global Partners Income Fund Inc. will be electing one Class III Director to hold office until the year 2003 Annual Meeting of Stockholders and two Class II Directors to hold office until the year 2005 Annual Meeting of Stockholders, at their respective Meetings.

   The Emerging Markets Income Fund Inc

   At the Meeting, the Fund's stockholders will be asked to elect two Class III Directors to hold office until the year 2005 Annual Meeting of Stockholders or thereafter until their respective successors are duly elected and qualified. The terms of office of the Class I and Class II Directors expire at the year 2003 and 2004 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

   The persons named in the form of proxy accompanying this Proxy Statement intend to vote at the Meetings (unless directed not to vote) FOR the election of the nominees named below. The nominees for election are currently members of the Fund's Board of Directors, and have previously been elected as Directors by the Fund's stockholders, with the exception of Mr. Gerken. The nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of April 20, 2001, Charles F. Barber became a director emeritus/*/ of the Fund. In September 2002 Heath B. McLendon resigned as Co-Chairman and a Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee at Salomon Smith Barney Inc. If the Transaction contemplated by the Purchase Agreement between PIMCO Advisors and SBAM with respect to The Emerging Markets Income Fund Inc is consummated, Mr. Treadway has agreed to resign from the Board of Directors of the Fund and as an officer of the Fund, as described in Proposal 1 in the Proxy Statement. Otherwise, Mr. Treadway will retain his current positions.

   The following table provides information concerning the nominees for election as Class III Directors of the Fund:

                                                                 Number of
                                                                Portfolios
                                                                Advised by
                                                                SBAM,/(1)/
                                                                   SBAM
                                                                 and PIMCO
                                                               Advisors,/(2)/
                                                                 and PIMCO
                                                               Advisors/(3)/
                                               Principal       and Overseen         Other
                     Position(s)  Length     Occupation(s)      by Nominee      Directorships
   Name, Address      Held with   of Time       During          (including         Held by
      and Age           Fund      Served     Past 5 Years        the Fund)         Nominee
   -------------     ------------ ------- -------------------- -------------  -----------------
Nominees to Serve as Class III Directors until the 2005 Annual Meeting of Stockholders

Non-Interested Director Nominee
Leslie H. Gelb       Director and  Since  President, The          26/(1)/     Britannica.com,
 The Council on      Member of     1994   Council on Foreign       6/(2)/     Director of two
 Foreign Relations   the Audit            Relations; formerly      0/(3)/     registered
 58 East 68th Street Committee            Columnist, Deputy                   investment
 New York, NY 10021                       Editorial Page                      companies advised
 Age: 64                                  Editor and Editor,                  by Advantage
                                          Op-Ed Page, The                     Advisers, Inc.
                                          New York Times.
Interested Director Nominee
R. Jay Gerken**      Director and  Since  Managing Director,     215/(1)/     None
 Salomon Smith       Co-Chairman   2002   Salomon Smith            6/(2)/
 Barney Inc.                              Barney Inc. ("SSB");     0/(3)/
 125 Broad Street                         formerly, portfolio
 New York, NY 10004                       manager
 Age: 51                                  Smith Barney
                                          Growth and Income
                                          Fund (1994-2000)
                                          and Smith Barney
                                          Allocation Series
                                          Inc. (1996-2001).

--------
 * Upon attainment of age 80, Fund Directors may acquire emeritus status. A director emeritus is not a Director and is not entitled to vote on matters that come before the Board of Directors. Directors emeritus are entitled to serve for a maximum of 10 years and are paid 50% of the annual retainer fee and meeting fees payable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.
** Mr. Gerken is an Interested Person as defined in the 1940 Act because he is a Managing Director of SSB, an affiliate of SBAM, the Fund's investment adviser.
(1)Number of portfolios advised by SBAM or affiliates of SBAM.
(2)Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Advisors or affiliates of PIMCO Advisors.
(3)Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO
   Advisors.

   Global Partners Income Fund Inc.

   At the Meeting, the Fund's stockholders will be asked to elect two Class II Directors to hold office until the year 2005 Annual Meeting of Stockholders and one Class III Director to hold office until the year 2003 Annual Meeting of Stockholders or thereafter when their respective successors are duly elected and qualified. The terms of office of the remaining Class I and Class III Directors expire at the year 2004 and 2003 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

   The persons named in the form of proxy accompanying this Proxy Statement intend to vote at the Meetings (unless directed not to vote) FOR the election of the nominees named below. The nominees for election are currently members of the Fund's Board of Directors and have previously been elected as Directors by the Fund's stockholders, with the exception of Mr. Gerken. Except as described below with respect to Mr. Treadway, the nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. If the Transaction contemplated by the Purchase Agreement between PIMCO Advisors and SBAM with respect to Global Partners Income Fund Inc. is consummated, Mr. Treadway has agreed to resign from the Board of Directors of the Fund and as an officer of the Fund, as described in Proposal 1 in the Proxy Statement. Otherwise, Mr. Treadway will retain his current positions. As of April 20, 2001, Charles F. Barber became a director emeritus/*/ of the Fund. In September 2002 Heath B. McLendon resigned as Co-Chairman and a Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee at Salomon Smith Barney Inc.

   The following table provides information concerning the nominees for election as Class II and III Directors of the Fund:

                                                                Number of
                                                               Portfolios
                                                               Advised by
                                                               SBAM,/(1)/
                                                                  SBAM
                                                                and PIMCO
                                                              Advisors,/(2)/
                                                                and PIMCO
                                                              Advisors/(3)/
                                 Length                       and Overseen           Other
                     Position(s)   of         Principal        by Nominee        Directorships
   Name, Address      Held with   Time      Occupation(s)      (including           Held by
      and Age           Fund     Served  During Past 5 Years    the Fund)           Nominee
   -------------     ----------- ------ --------------------- -------------  ---------------------
Nominees to serve as Class II Director until the 2005 Annual Meeting of Stockholders

Non-Interested Director Nominee
Leslie H. Gelb        Director   Since  President, The           26/(1)/     Britannica.com,
 The Council on       and        1994   Council on Foreign        6/(2)/     Director of two
 Foreign Relations    Member            Relations; formerly       0/(3)/     registered investment
 58 East 68th Street  of the            Columnist, Deputy                    companies advised
 New York, NY 10021   Audit             Editorial Page Editor                by Advantage
 Age: 64              Committee         and Editor, Op-Ed                    Advisers, Inc.
                                        Page, The New York
                                        Times.

                                                                 Number of
                                                                Portfolios
                                                                Advised by
                                                                SBAM,/(1)/
                                                                   SBAM
                                                                 and PIMCO
                                                               Advisors,/(2)/
                                                                 and PIMCO
                                                               Advisors/(3)/
                                    Length                     and Overseen       Other
                       Position(s)    of        Principal       by Nominee    Directorships
    Name, Address       Held with    Time     Occupation(s)     (including       Held by
       and Age            Fund      Served During Past 5 Years   the Fund)       Nominee
    -------------      ------------ ------ ------------------- -------------  -------------

Interested Director Nominee
Stephen J. Treadway**  Director and Since  Managing Director       0/(1)/         None
 PIMCO Advisors        Co-Chairman  2000   of Allianz Dresdner     6/(2)/
 Distributors LLC/(4)/                     Asset Management       56/(3)/
 2187 Atlantic Street                      of America L.P.
 Stamford, CT 06902                        ("ADAMA")
 Age: 55                                   (formerly, PIMCO
                                           Advisors L.P.);
                                           Managing Director
                                           and Chief Executive
                                           Officer of PIMCO
                                           Advisors
                                           Distributors
                                           LLC/(4)/since May
                                           1996; Managing
                                           Director and Chief
                                           Executive Officer,
                                           PIMCO Advisors.
Nominee to serve as Class III Director until the 2003 Annual Meeting of Stockholders

Interested Director Nominee
R. Jay Gerken***       Director and Since  Managing Director,    215/(1)/         None
 Salomon Smith         Co-Chairman  2002   Salomon Smith           6/(2)/
 Barney Inc.                               Barney Inc.             0/(3)/
 125 Broad Street                          ("SSB"); formerly,
 New York, NY 10004                        portfolio manager
 Age: 51                                   Smith Barney
                                           Growth and Income
                                           Fund (1994-2000)
                                           and Smith Barney
                                           Allocation Series
                                           Inc. (1996-2001).

--------
 * Upon attainment of age 80, Fund Directors may acquire emeritus status. A director emeritus is not a Director and is not entitled to vote on matters that come before the Board of Directors. Directors emeritus are entitled to serve for a maximum of 10 years and are paid 50% of the annual retainer fee and meeting fees payable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.
** Mr. Treadway is an Interested Person as defined in the 1940 Act because he is a director and/or officer of PIMCO Advisors, the Fund's investment manager.
***Mr. Gerken is an Interested Person as defined in the 1940 Act because he is a Managing Director of SSB, an affiliate of SBAM, the Fund's investment adviser.
(1)Number of portfolios advised by SBAM or affiliates of SBAM.
(2)Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Advisors or affiliates of PIMCO Advisors.
(3)Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO
   Advisors.
(4)PIMCO Advisors Distributors LLC was formerly known as PIMCO Funds Distributors LLC. The name change became effective on October 31, 2002.

  The Emerging Markets Income Fund Inc and Global Partners
  Income Fund Inc.

   No remuneration was paid during the fiscal year ended August 31, 2002 by either Fund to Messrs. Gerken and Treadway, who are Interested Persons of the Funds. Mr. Gelb received $9,200 in aggregate compensation from The Emerging Markets Income Fund Inc for the fiscal year ended August 31, 2002, and $8,500 in aggregate compensation from Global Partners Income Fund Inc. for the fiscal year ended August 31, 2002. Mr. Gelb's total compensation from each Fund and all other Funds advised by SBAM and it affiliates for the calendar year ended December 31, 2001 (a total of ten directorships) was $51,700. Mr. Gelb is a member of each Fund's Audit Committee and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM and its affiliates, and accordingly, the amounts provided include compensation for service on such committees.

   Biographical information about the Directors who are not standing for election and executive officers of the Funds, and other information relating to, among other things, compensation of these individuals, is set forth in the Fund Exhibit beginning on page A-13 under the heading "B. Specific Fund Information." Information about the dollar range of equity securities owned beneficially by each Director is set forth in the Fund Exhibit on page A-15.

   Required Vote

   Directors are elected by a plurality of the votes cast by the holders of shares of common stock of each Fund present or represented by proxy at the Meetings at which a quorum is present. For purposes of the election of Directors, abstentions and Broker Non-Votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS, UNANIMOUSLY RECOMMEND THAT EACH FUND'S STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                  ADDITIONAL INFORMATION FOR ALL OF THE FUNDS

   The information below pertains to all of the Funds.

                   Proposals to be Submitted by Stockholders

   All proposals by stockholders of each Fund which are intended to be presented at that Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by that Fund for inclusion in that Fund's proxy statement and proxy relating to that meeting no later than the date indicated for that Fund in the table below. Any stockholder who desires to submit a proposal at that Fund's 2003 Annual Meeting of Stockholders without including such proposal in that Fund's proxy statement must deliver written notice thereof to the Secretary of that Fund (at the address listed on page 3 of this Proxy Statement) during the period indicated for that Fund in the table below.

                                      Date by which    Period during which
                                     Proposal must be written notice must be
              Name of Fund               received            received
              ------------           ---------------- ----------------------
    The Emerging Markets Income                        September 12, 2003
      Fund Inc...................... July 15, 2003     to October 12, 2003

    The Emerging Markets Income                        June 21, 2003 to
      Fund II Inc................... April 23, 2003    July 21, 2003

    The Emerging Markets Floating                      March 22, 2003 to
      Rate Fund Inc................. January 20, 2003  April 21, 2003

    Global Partners Income Fund Inc. July 15, 2003     September 12, 2003
                                                       to October 12, 2003

    Municipal Partners Fund Inc..... November 18,      January 10, 2003 to
                                     2002              February 10, 2003

    Municipal Partners Fund II Inc.. May 21, 2003      July 25, 2003 to
                                                       August 24, 2003

                               Other Information

   Each Fund's Annual Report containing financial statements for the fiscal year-end listed in the Fund Exhibit on page A-4 for that Fund, and each Fund's most recent Semi-Annual Report succeeding the Annual Report, if any, are available free of charge by writing to that Fund c/o Salomon Brothers Asset Management Inc at 399 Park Avenue, New York, New York, 10022, or by calling toll-free 1-888-777-0102.

                        Expenses of Proxy Solicitation

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne equally by SBAM and PIMCO Advisors. Neither the Fund nor its stockholders shall bear any proxy preparation or solicitation expenses. Proxies may also be solicited personally by officers of each Fund and by regular employees of SBAM, PIMCO Advisors or their affiliates, or other representatives of each Fund, on behalf of that particular Fund, or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for whom they provide such services for such out-of-pocket expenses.

                                Other Business

   The Board of Directors of each Fund does not know of any other matter which may come before the Meetings. If any other matter properly comes before the Meetings, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

November 12, 2002

                                                                      EXHIBIT A

                                 FUND EXHIBIT

   A.  General Information.

   The following information regarding each of the Funds identified below is provided in connection with the Proposals in the combined Proxy Statement relating to each Fund. Terms used herein and not otherwise defined have the meanings given to them in the combined Proxy Statement.

1.  COMPARATIVE FEE INFORMATION:

   SBAM serves as an investment adviser, manager or sub-adviser to each Fund and to the investment companies listed below which have similar investment objectives to the Funds. For purposes of comparison of the information listed below, The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Salomon Brothers High Income Fund Inc, Salomon Brothers High Income Fund II Inc, Salomon Brothers Worldwide Income Fund Inc and Salomon Brothers Institutional Emerging Markets Debt Fund have similar investment objectives, and Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. have similar investment objectives.

                                  Investment Advisory,
                                   Management or Sub-
                                      Advisory Fee         Approximate net assets as of
                               (as a percentage of average      September 30, 2002
         Name of Fund              weekly net assets)             (in millions)
         ------------          --------------------------- ----------------------------
The Emerging Markets Income
  Fund Inc....................            0.70%/(1)/                   $ 42

The Emerging Markets Income
  Fund II Inc.................            0.70%/(2)/                   $207

The Emerging Markets
  Floating Rate Fund Inc......            0.65%/(2)/                   $ 37

Global Partners Income
  Fund Inc....................            0.65%/(2)/                   $120

Salomon Brothers High
  Income Fund Inc.............            0.70%                        $ 43

Salomon Brothers High
  Income Fund II Inc..........            1.00%/(4)/                   $608

Salomon Brothers Institutional
  Emerging Markets Debt
  Fund........................            0.70%/(3)/                   $ 66

                              Investment Advisory,
                               Management or Sub-
                                  Advisory Fee         Approximate net assets as of
                           (as a percentage of average      September 30, 2002
       Name of Fund            weekly net assets)             (in millions)
       ------------        --------------------------- ----------------------------

Salomon Brothers Worldwide
  Income Fund Inc.........            0.90%                        $130

Municipal Partners
  Fund Inc................            0.36%/(2)(4)/                $ 89

Municipal Partners
  Fund II Inc.............            0.36%/(2)(4)/                $ 91

--------
(1)Fee is paid by the Fund and includes compensation for administration services.
(2)Fee is paid to SBAM by PIMCO Advisors out of its management fee and includes compensation for administration services.
(3)SBAM has voluntarily agreed to limit the total expenses (including its advisory fees) of the Fund (exclusive of taxes, interest and extraordinary expenses, such as litigation and indemnification expenses) on an annualized basis, to 0.75% of the Fund's average daily net assets.
(4)For purposes of calculating the fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Fee Information under the New Investment Advisory and Administration Agreement:

   Under the proposed New Investment Advisory and Administration Agreement, SBAM will serve as investment manager to each Fund.

                                      Total
                                    Investment
                                    Advisory,
                                    Management
                                     or Sub-
                         New         Advisory      Aggregate
                      Investment    Fee under      Amount of
                     Advisory and  the Existing   Fees paid to Amount that
                    Administration  Agreements      SBAM and       SBAM     Decrease in
                    Agreement Fee     (as a          PIMCO      would have   aggregate
                        (as a       percentage     Advisor's   received had  Fees paid
                    percentage of   of average     during the  the proposed   by Fund
                    average weekly  weekly net    last fiscal  fees been in    (as a
   Name of Fund      net assets)     assets)          year        effect    percentage)
   ------------     -------------- ------------   ------------ ------------ -----------
The Emerging
  Markets Income
  Fund Inc.........      1.05%         1.20%/(2)/  $  617,216   $  540,064      13%
The Emerging
  Markets Income
  Fund II Inc......      1.05%         1.20%/(2)/   3,178,344    2,781,051      13%
The Emerging
  Markets Floating
  Rate Fund Inc....      1.05%         1.10%/(3)/     535,482      511,142       5%
Global Partners
  Income Fund
  Inc..............      1.05%         1.10%/(3)/   1,634,460    1,560,166       5%
Municipal Partners
  Fund Inc./(1)/...      0.55%         0.60%/(4)/     743,941      681,964       8%
Municipal Partners
  Fund II Inc./(1)/      0.55%         0.60%/(4)/     782,411      717,210       8%

--------
(1)For purposes of calculating the fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.
(2)PIMCO Advisors remits a portion of its fee to SBAM at an annual rate of 0.70% of the Fund's average weekly net assets.
(3)PIMCO Advisors remits a portion of its fee to SBAM at an annual rate of 0.65% of the Fund's average weekly net assets.
(4)PIMCO Advisors remits a portion of its fee to SBAM at an annual rate of 0.36% of the Fund's average weekly net assets.

Payments to Affiliates of SBAM by the Fund

   SBAM is an indirect, wholly-owned subsidiary of Citigroup Inc. SBAM is a direct wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which in turn is a direct wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. Salomon Smith Barney Holdings Inc. is a direct wholly-owned subsidiary of Citigroup Inc.

   There have been no commissions paid to Affiliated Brokers, as defined in the 1940 Act, of SBAM during the last fiscal year.

2. INFORMATION PERTAINING TO THE MEETING:

   The following table sets forth the issued and outstanding shares of capital stock of each Fund as of the Record Date.

                                                    Number of   Number of
                                                    Shares of   Shares of
                                                     Common     Preferred
                                                      Stock       Stock
                                                   Issued and  Issued and
                      Name of Fund                 Outstanding Outstanding
                      ------------                 ----------- -----------
      The Emerging Markets Income Fund Inc........  4,078,900      N/A
      The Emerging Markets Income Fund II Inc..... 23,980,109      N/A
      The Emerging Markets Floating Rate Fund Inc.  4,295,851      N/A
      Global Partners Income Fund Inc............. 14,988,701      N/A
      Municipal Partners Fund Inc.................  5,757,094      800
      Municipal Partners Fund II Inc..............  6,007,094      900

3. INFORMATION PERTAINING TO THE EXISTING PIMCO AGREEMENTS AND THE EXISTING SBAM AGREEMENTS:

   The following table provides information regarding the date of each of the Existing Agreements (including the novations of the agreements reflecting the date that PIMCO Advisors acquired responsibility under the agreements from one of its affiliates), the date on which the respective Boards and stockholders of each Fund last approved such agreements, and the fees paid to PIMCO Advisors and/or SBAM, as applicable, pursuant to such agreements for each Fund's most recently completed fiscal year.

                                                 Date of    Date of    Fees Paid      Fees Paid
                              Agreement           Last       Last       by Fund       by PIMCO
     Name of Fund            Description          Board   Stockholder   to PIMCO     Advisors to
 (and Fiscal Year-end)       (and date)         Approval*  Approval   Advisors/(1)/     SBAM
 ---------------------  -----------             --------- ----------- ------------  -----------
The Emerging Markets      SBAM Management        12/3/01     2/1/02          N/A     $257,173/(2)/
 Income Fund Inc (8/31)   Agreement (2/1/02)
                          PIMCO Investment      10/23/02    2/24/00     $360,043          N/A
                          Advisory Agreement
                          (5/5/00) and Novation
                          of PIMCO Investment
                          Advisory Agreement
                          (5/6/02)

                                               Date of    Date of     Fees Paid       Fees Paid
                               Agreement        Last       Last        by Fund        by PIMCO
      Name of Fund            Description       Board   Stockholder    to PIMCO      Advisors to
  (and Fiscal Year-end)       (and date)      Approval*  Approval    Advisors/(1)/      SBAM
  ---------------------    -----------        --------- ----------- ------------     -----------

The Emerging Markets       PIMCO Management   10/23/02    2/24/00    $1,324,310/(1)/        N/A
 Income Fund II Inc (8/31) Agreement (5/5/00)
                           and Novation of
                           PIMCO Management
                           Agreement (5/6/02)

                           SBAM Investment    10/23/02    2/24/00           N/A      $1,854,034
                           Advisory and
                           Administration
                           Agreement (5/5/00)
                           and Novation of
                           SBAM Investment
                           Advisory and
                           Administration
                           Agreement (5/6/02)

The Emerging Markets       PIMCO Management   10/23/02    2/24/00    $  219,061/(1)/        N/A
 Floating Rate Fund Inc.   Agreement (5/5/00)
 (2/28)                    and Novation of
                           PIMCO
                           Management
                           Agreement (5/6/02)

                           SBAM Investment    10/23/02    2/24/00    N/A             $316,421
                           Advisory and
                           Administration
                           Agreement (5/5/00)
                           and Novation of
                           SBAM Investment
                           Advisory and
                           Administration
                           Agreement (5/6/02)

Global Partners Income     PIMCO Management   10/23/02    2/24/00    $668,643/(1)/   N/A
 Fund Inc. (8/31)          Agreement (5/5/00)
                           and Novation of
                           PIMCO
                           Management
                           Agreement (5/6/02)

                           SBAM Investment    10/23/02    2/24/00    N/A             $965,817
                           Advisory and
                           Administration
                           Agreement (5/5/00)
                           and Novation of
                           SBAM Investment
                           Advisory and
                           Administration
                           Agreement (5/6/02)

                                               Date of    Date of     Fees Paid      Fees Paid
                               Agreement        Last       Last        by Fund       by PIMCO
      Name of Fund            Description       Board   Stockholder    to PIMCO     Advisors to
  (and Fiscal Year-end)       (and date)      Approval*  Approval   Advisors/(1)/      SBAM
  ---------------------    -----------        --------- ----------- ------------    -----------

Municipal Partners         PIMCO Management   10/23/02    2/24/00    $297,576/(1)/   N/A
 Fund Inc. (12/31)         Agreement (5/5/00)
                           and Novation of
                           PIMCO
                           Management
                           Agreement (5/6/02)

                           SBAM Investment    10/23/02    2/24/00          N/A       $446,365
                           Advisory and
                           Administration
                           Agreement (5/5/00)
                           and Novation of
                           SBAM Investment
                           Advisory and
                           Administration
                           Agreement (5/6/02)

Municipal Partners Fund II PIMCO Management   10/23/02    2/24/00    $ 312,964/(1)/       N/A
 Inc. (12/31)              Agreement (5/5/00)
                           and Novation of
                           PIMCO
                           Management
                           Agreement (5/6/02)

                           SBAM Investment    10/23/02    2/24/00          N/A       $469,447
                           Advisory and
                           Administration
                           Agreement (5/5/00)
                           and Novation of
                           SBAM Investment
                           Advisory and
                           Administration
                           Agreement (5/6/02)

--------
 * Includes the date on which a majority of the Directors who are not Interested Persons of such Fund, PIMCO Advisors or SBAM most recently approved the agreement.
(1)Net of fees paid by PIMCO Advisors to SBAM which are shown in last column.
(2)Fees paid by Fund directly to SBAM.

4. INFORMATION PERTAINING TO EACH FUND'S DIRECTORS AND OFFICERS:

   The following table provides information regarding the Directors and officers of the Funds who currently are also directors, officers or employees of PIMCO Advisors or SBAM.

                                                             Principal Occupation(s)
                                Position(s)                    During Past 5 Years,
                                 Held with     Length of     Including Positions with
    Name, Address and Age        Fund/(1)/    Time Served     PIMCO Advisors or SBAM
-----------------------------  -------------- ----------- ------------------------------
R. Jay Gerken................. Director and     Since     Managing Director, Salomon
 Salomon Smith Barney Inc.     Co-Chairman       2002     Smith Barney Inc. ("SSB");
 125 Broad Street                                         formerly, portfolio manager
 New York, NY 10004                                       Smith Barney Growth and
 Age: 51                                                  Income Fund (1994-2000) and
                                                          Smith Barney Allocation Series
                                                          Inc. (1996-2001).

Stephen J. Treadway........... Director and     Since     Managing Director of Allianz
 PIMCO Advisors                Co-Chairman       2000     Dresdner Asset Management of
 Distributors LLC(2)                                      America L.P. ("ADAMA")
 2187 Atlantic Street                                     (formerly, PIMCO
 Stamford, CT 06902                                       Advisors L.P.); Managing
 Age: 55                                                  Director and Chief Executive
                                                          Officer of PIMCO Advisors
                                                          Distributors LLC(2) since May
                                                          1996; Managing Director and
                                                          Chief Executive Officer, PIMCO
                                                          Advisors.

Peter J. Wilby................ President        Since     Managing Director of SSB and
 Salomon Smith Barney Inc.                       2002     SBAM since January 1996.
 399 Park Avenue
 New York, NY 10022
 Age: 43

Lewis E. Daidone.............. Executive        Since     Managing Director of SSB;
 Salomon Smith Barney Inc.     Vice President    2002     Chief Financial Officer of the
 125 Broad Street, 11th Floor  and Chief      1998-2002   Smith Barney Mutual Funds;
 New York, NY 10004            Administrative             Director and Senior Vice
 Age: 44                       Officer                    President of Smith Barney Fund
                               Executive                  Management LLC (SBFM) and
                               Vice President             Travelers Investment Adviser,
                               and Treasurer              Inc. (TIA).

Irving P. David............... Chief          Since July  Director of SSB
 Salomon Smith Barney Inc.     Financial         2002
 125 Broad Street, 10th Floor  Officer and     May-July
 New York, NY 10004            Treasurer         2002
 Age: 41                       Controller

James E. Craige*.............. Executive        Since     Managing Director of SSB and
 Salomon Smith Barney Inc.     Vice President    1999     SBAM since December 1998;
 399 Park Avenue                                          Director of SSB and SBAM
 New York, NY 10022                                       since January 1998 and Vice
 Age: 34                                                  President of SSB and SBAM
                                                          from May 1992 to January 1998.

                                                            Principal Occupation(s)
                               Position(s)                    During Past 5 Years,
                                Held with   Length of       Including Positions with
    Name, Address and Age       Fund/(1)/  Time Served       PIMCO Advisors or SBAM
-----------------------------  ----------- ----------- ----------------------------------
Thomas K. Flanagan*........... Executive      Since    Managing Director of SSB and
 Salomon Smith Barney Inc.     Vice           1994     SBAM since December 1998;
 399 Park Avenue               President               Prior to December 1998, Director
 New York, NY 10022                                    of SSB and SBAM.
 Age: 49

Newton B. Schott, Jr.......... Executive      Since    Chief Administrative Officer,
 PIMCO Advisors                Vice           1997     Managing Director and General
 Distributors LLC(2)           President               Counsel of PIMCO Advisors
 2187 Atlantic Street                                  Distributors LLC(2); Managing
 Stamford, CT 06902                                    Director and Chief Legal Officer
 Age: 60                                               of PIMCO Advisors.

Brian S. Shlissel............. Executive      Since    Senior Vice President of ADAMA
 PIMCO Advisors Fund           Vice           2002     since July 1999; Vice President of
 Management LLC(3)             President               Mitchell Hutchins Asset
 1345 Avenue of the Americas                           Management (1993-1999).
 New York, NY 10105
 Age: 37

Beth A. Semmel, CFA**......... Executive      Since    Managing Director of SBAM and
 Salomon Smith Barney Inc.     Vice           1998     SSB since December 1998;
 399 Park Avenue               President               Director of SBAM and SSB since
 New York, NY 10022                                    January 1996.
 Age: 42

Robert E. Amodeo***........... Executive      Since    Managing Director of SBAM and
 Salomon Smith Barney Inc.     Vice           1999     SSB since December 2001;
 399 Park Avenue               President               Director of SSB and SBAM since
 New York, NY 10022                                    December 1998; Vice President of
 Age: 37                                               SSB and SBAM from January
                                                       1996 to December 1998.

Frances M. Guggino............ Controller     Since    Vice President of Citigroup Asset
 Salomon Smith Barney Inc.                    2002     Management.
 125 Broad Street, 10th Floor
 New York, NY 10004
 Age: 40

Christina T. Sydor............ Secretary      Since    Managing Director of SSB;
 Salomon Smith Barney Inc.                    1998     General Counsel and Secretary of
 300 First Stamford Place                              SBFM and TIA.
 Stamford, CT 06902
 Age: 51

--------
* An officer of only The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc.
**  An officer of only Global Partners Income Fund Inc.
*** An officer of only Municipal Partners Fund Inc. and Municipal Partners Fund
    II Inc.
(1) Each Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders of each Fund in consecutive years, or thereafter in each case when their respective successors are duly elected and qualified. Each Fund's executive officers are chosen each year at the first meeting of each Fund's Board of Directors following their respective Annual Meeting of Stockholders, to hold office until the meeting of each Fund's Board following their next respective Annual Meeting of Stockholders and until their successors are duly elected and qualified.
(2) PIMCO Advisors Distributors LLC was formerly known as PIMCO Funds Distributors LLC. The name change became effective on October 31, 2002.
(3) PIMCO Advisors Fund Management LLC was formerly known as PIMCO Funds Advisors LLC. The name change became effective on October 31, 2002.

5.  INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS:

   The following table provides information regarding the number and percentage of outstanding shares of common stock of each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc. owned beneficially by each Director and executive officer of the Funds, and all Directors and executive officers of each Fund as a group, in each case as of September 30, 2002.

                                          The Emerging   The Emerging    The Emerging
                                         Markets Income Markets Income Markets Floating Global Partners
                                            Fund Inc     Fund II Inc    Rate Fund Inc.  Income Fund Inc.
                                         -------------- -------------- ---------------- ----------------
                                           Amount and     Amount and      Amount and       Amount and
                                           Nature of      Nature of       Nature of        Nature of
Name and Address of                        Beneficial     Beneficial      Beneficial       Beneficial
Each Beneficial Owner*                   Ownership/(2)/ Ownership/(2)/  Ownership/(2)/   Ownership/(2)/
----------------------                   -------------- -------------- ---------------- ----------------
Jeswald W. Salacuse.....................      200            200              200             200
Leslie H. Gelb..........................      100              0              100             100
Dr. Riordan Roett.......................        0              0                0               0
R. Jay Gerken...........................      500            500              500             500
Stephen J. Treadway.....................        0              0                0               0
Peter J. Wilby..........................        0              0                0               0
Lewis E. Daidone........................        0              0                0               0
Irving P. David.........................        0              0                0               0
James E. Craige.........................        0              0             2000               0
Thomas K. Flanagan......................        0              0                0               0
Newton B. Schott, Jr....................        0              0                0               0
Brian S. Shlissel.......................        0              0                0               0
Beth A. Semmel/(1)/.....................      N/A            N/A              N/A               0
All Directors and Executive Officers (as
 a group)...............................      800            700             2800             800

 * The business address of the beneficial owners is listed on page A-7, A-8, A-13 or in the Proxy Statement.
(1) An officer of only Global Partners Income Fund Inc.
(2) The holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund's common stock. Each Director and executive officer has sole voting and investment power with respect to the listed shares.

   The following table provides information regarding the number and percentage of outstanding shares of common stock of each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. owned beneficially by each Director and executive officer of the Funds, and all Directors and executive officers of each Fund as a group, in each case as of September 30, 2002.

                                         Municipal Partners          Municipal Partners
                                             Fund Inc.                  Fund II Inc.
                                     --------------------        --------------------
                                      Amount and                  Amount and
                                       Nature of     Percent       Nature of     Percent
Name and Address of                   Beneficial     of Class     Beneficial     of Class
Each Beneficial Owner*               Ownership/(1)/   Owned      Ownership/(1)/   Owned
----------------------               -------------  --------     -------------  --------
Jeswald W. Salacuse.................        300          0%/(2)/        300          0%/(2)/
Leslie H. Gelb......................          0          0%               0          0%
Dr. Riordan Roett...................          0          0%               0          0%
R. Jay Gerken.......................        500          0%/(2)/        500          0%/(2)/
Stephen J. Treadway.................          0          0%               0          0%
Peter J. Wilby......................    136,861       2.38%         265,089       4.41%
Lewis E. Daidone....................          0          0%               0          0%
Irving P. David.....................          0          0%               0          0%
Robert E. Amodeo....................          0          0%               0          0%
Newton B. Schott, Jr................          0          0%               0          0%
Brian S. Shlissel...................          0          0%               0          0%
All Directors and Executive Officers
  (as a group)......................    137,661       2.39%         265,889       4.43%

 * The business address of the beneficial owners is listed on page A-7, A-8, A-13 or in the Proxy Statement.
(1)Each Director and executive officer has sole voting and investment power with respect to the listed shares. No Director or executive officer held any shares of preferred stock of Municipal Partners Fund Inc. or Municipal Partners Fund II Inc.
(2)Percentage owned is less than 1%.

   No person owned of record, or to the knowledge of the management of each respective Fund, owned beneficially, more than 5% of that Fund's outstanding shares as of November 4, 2002, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record as of that date the number of shares of each Fund listed below:

                                                                      Percentage of
                                                                     total number of
                                                   Number of Shares Shares of Common
                                                   of Common Stock  Stock of the Fund
                                                   of the Fund held    Issued and
                  Name of Fund                      by Cede & Co.      Outstanding
                  ------------                     ---------------- -----------------
The Emerging Markets Income Fund Inc..............     3,940,429          96.61%
The Emerging Markets Income Fund II Inc...........    22,585,620          94.18%
The Emerging Markets Floating Rate Fund Inc.......     3,980,951          92.64%
Global Partners Income Fund Inc...................    13,918,476          91.99%
Municipal Partners Fund Inc.......................     5,296,197          92.56%
Municipal Partners Fund II Inc....................     5,560,210          92.86%

6. INFORMATION WITH RESPECT TO SBAM

   The names, titles and principal occupations of the current directors and executive officers of SBAM are set forth in the following table.

                  Name                  Title and Principal Occupation
                  ----                  ------------------------------
      Ross S. Margolies............. Member of the Board of Directors and
                                     Managing Director
      Peter J. Wilby................ Member of the Board of Directors and
                                     Managing Director
      Virgil H. Cumming............. Member of the Board of Directors
      Wendy Murdock................. Member of the Board of Directors and
                                     Managing Director of SSB
      Michael Fred Rosenbaum........ Chief Legal Officer
      Jeffrey S. Scott.............. Chief Compliance Officer

   The business address of each of the directors and executive officers listed above is 399 Park Avenue, New York, New York 10022.

   B.  Specific Fund Information.

   1. INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

   The Emerging Markets Income Fund Inc

   The following table provides information concerning the Directors of the Fund who are not standing for election:

                                                                     Number of
                                                                    Portfolios
                                                                    Advised by
                                                                    SBAM,/(1)/
                                                                       SBAM
                                                                     and PIMCO
                                                                   Advisors,/(2)/
                                                                     and PIMCO
                                                                   Advisors/(3)/
                                                                   and Overseen       Other
                      Position(s)  Length         Principal         by Director   Directorships
                         Held      of Time      Occupation(s)       (including       Held by
Name, Address and Age  with Fund   Served    During Past 5 Years     the Fund)      Director
--------------------- ------------ ------- ----------------------- -------------  --------------
Class I Directors serving until the 2003 Annual Meeting of Stockholders

Non-Interested Directors
Dr. Riordan Roett.... Director and  Since  Professor and Director,      26/(1)/   The Latin
 The Johns Hopkins    Member of      1995  Latin American Studies        6/(2)/   America
 University           the Audit            Program, Paul H. Nitze        0/(3)/   Equity Fund,
 1740 Massachusetts   Committee            School of Advanced                     Inc.
 Ave. NW                                   International Studies,
 Washington, DC                            The Johns Hopkins
 20036                                     University.
 Age: 63
Jeswald W. Salacuse.. Director and  Since  Henry J. Braker              26/(1)/   Director of
 Tufts University     Member of      1992  Professor of                  6/(2)/   two
 The Fletcher School  the Audit            Commercial Law and            1/(3)/   registered
 of Law & Diplomacy   Committee            formerly Dean, The                     investment
 Packard Avenue                            Fletcher School of Law                 companies
 Medford, MA 02155                         & Diplomacy, Tufts                     advised by
 Age: 64                                   University.                            Advantage
                                                                                  Advisers, Inc.

                                                                     Number of
                                                                    Portfolios
                                                                    Advised by
                                                                    SBAM,/(1)/
                                                                       SBAM
                                                                     and PIMCO
                                                                   Advisors,/(2)/
                                                                     and PIMCO
                                                                   Advisors/(3)/
                                                                   and Overseen       Other
                       Position(s)  Length        Principal         by Director   Directorships
                          Held      of Time     Occupation(s)       (including       Held by
Name, Address and Age   with Fund   Served   During Past 5 Years     the Fund)      Director
---------------------  ------------ ------- ---------------------- -------------  -------------
Class II Director serving until the 2004 Annual Meeting of Stockholders

Interested Director
Stephen J. Treadway*** Director and  Since  Managing Director of         0/(1)/       None
 PIMCO Advisors         Co-Chairman   2000  Allianz Dresdner Asset       6/(2)/
 Distributors LLC(4)                        Management of               56/(3)/
 2187 Atlantic Street                       America L.P.
 Stamford, CT 06902                         ("ADAMA")
 Age: 55                                    (formerly, PIMCO
                                            Advisors L.P.);
                                            Managing Director and
                                            Chief Executive
                                            Officer of PIMCO
                                            Advisors Distributors
                                            LLC/(4)/ since May
                                            1996; Managing
                                            Director and Chief
                                            Executive Officer,
                                            PIMCO Advisors.

--------
***Mr. Treadway is an Interested Person as defined in the 1940 Act because he is a director and/or officer of PIMCO Advisors, the Fund's investment manager.
(1)Number of portfolios advised by SBAM or affiliates of SBAM.
(2)Number of portfolios advised by SBAM or affiliates of SBAM and PIMCO Advisors or affiliates of PIMCO Advisors.
(3)Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO
   Advisors.
(4)PIMCO Advisors Distributors LLC was formerly known as PIMCO Funds Distributors LLC. The name change became effective on October 31, 2002.

  Global Partners Income Fund Inc.

   The following table provides information concerning the Directors of the Fund who are not standing for election:

                                                                     Number of
                                                                    Portfolios
                                                                    Advised by
                                                                    SBAM,/(1)/
                                                                       SBAM
                                                                     and PIMCO
                                                                   Advisors,/(2)/
                                                                     and PIMCO
                                                                   Advisors/(3)/
                                                                   and Overseen       Other
                       Position(s) Length         Principal         by Director   Directorships
                          Held     of Time      Occupation(s)       (including       Held by
Name, Address and Age   with Fund  Served    During Past 5 Years     the Fund)      Director
---------------------  ----------- ------- ----------------------- -------------  --------------
Non-Interested Directors

Class I Director serving until the 2004 Annual Meeting of Stockholders
Dr. Riordan Roett.....  Director    Since  Professor and Director,      26/(1)/   The Latin
 The Johns Hopkins      and         1995   Latin American Studies        6/(2)/   America
 University             Member             Program, Paul H. Nitze        0/(3)/   Equity Fund,
 1740 Massachusetts     of the             School of Advanced                     Inc.
 Ave. NW                Audit              International Studies,
 Washington, DC 20036   Committee          The Johns Hopkins
 Age: 63                                   University.

Class III Director serving until the 2003 Annual Meeting of Stockholders
Jeswald W. Salacuse...  Director    Since  Henry J. Braker              26/(1)/   Director of
 Tufts University       and         1992   Professor of Commercial       6/(2)/   two
 The Fletcher School    Member             Law and formerly Dean,        1/(3)/   registered
 of Law & Diplomacy     of the             The Fletcher School of                 investment
 Packard Avenue         Audit              Law & Diplomacy, Tufts                 companies
 Medford, MA 02155      Committee          University.                            advised by
 Age: 64                                                                          Advantage
                                                                                  Advisers, Inc.

  The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc.

   The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2001:

                                                                         Aggregate Dollar
                                         Dollar Range of Dollar Range of  Range of Equity
                                             Equity          Equity      Securities in All
                                          Securities in   Securities in   Funds Overseen
                                          The Emerging       Global        by Director/
                                         Markets Income  Partners Income    Nominee and
       Name of Director/Nominee             Fund Inc        Fund Inc.     Advised by SBAM
       ------------------------          --------------- --------------- -----------------
Non-Interested Directors/Nominees
Leslie H. Gelb..........................   $1-$10,000      $1-$10,000     $10,001-$50,000
Dr.Riordan Roett........................      None            None             None
Jeswald W. Salacuse.....................   $1-$10,000      $1-$10,000     $10,001-$50,000

Interested Directors/Nominees
*R. Jay Gerken..........................      None            None         over $100,000
*Stephen J. Treadway....................      None            None             None

--------
* Messrs. Gerken and Treadway are Interested Persons as defined in the 1940 Act.

   No Director or nominee for election as Director who is not an Interested Person of each Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, each Fund's investment adviser, or PIMCO Advisors, each Fund's investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM and/or PIMCO Advisors as of November 4, 2002.

   Responsibilities of the Board of Directors

   The Board of Directors is responsible for ensuring that each Fund is managed in the best interest of its stockholders. The Directors oversee each Fund's business by, among other things, meeting with each Fund's management and evaluating the performance of each Fund's service providers including the manager and/or adviser, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with each Fund's independent auditors and with their own separate independent counsel.

   The Board of Directors of each Fund has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board of each Fund has an audit committee which meets periodically during the year and whose responsibilities are described below.

   The Directors regularly review each Fund's financial statements, performance and market price as well as the quality of the services being provided to each Fund. As part of this process, the Directors review each Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that each Fund continues to have access to high quality services in the future. Based on these reviews, the Directors of each Fund periodically make suggestions to their respective Fund's management and monitor to ensure that responsive action is taken. The Directors of each Fund also monitor potential conflicts of interest among each Fund, their respective manager and/or adviser and their affiliates and other funds and clients managed by the manager and/or adviser to ensure that each Fund is managed in a manner which is in the best interest of each Fund's stockholders.

   Each Fund's executive officers are chosen each year at the meeting of the Board of Directors of that Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In the event that the Transactions contemplated by the Purchase Agreement between PIMCO Advisors and SBAM described in Proposal 1 above are consummated, in addition to Mr. Treadway's resignation, Mr. Schott and Mr. Shlissel, each of whom is affiliated with PIMCO Advisors, have agreed to resign their respective positions as officers of the Funds. The executive officers of both The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. are listed in the section labeled "Information Pertaining to each Fund's Directors and Officers" in part "A. General Information" of this Fund Exhibit on pages A-6.

   Each Fund's Audit Committee is composed of all of the Directors who are not Interested Persons of that Fund, its manager and/or adviser or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Each Fund's Audit Committee is composed of Messrs. Gelb and Salacuse and Dr. Roett. The principal functions of each Fund's Audit Committee are: (i) to recommend to the Board the appointment of that Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committee of each Fund met two times during the fiscal year ended August 31, 2002. Neither Fund has a nominating or compensation committee. Each Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

                         Report of the Audit Committee

   In connection with a meeting of the Audit Committee of each Fund held on October 23, 2002, the Audit Committee of each Fund reports with respect to its Fund that it has: (i) reviewed and discussed each Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to each Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's annual report for each Fund's fiscal year ended August 31, 2002.

                              Additional Matters

   During the fiscal year ended August 31, 2002, the Board of Directors of each Fund held four regular meetings. The Board of Directors of The Emerging Markets Income Fund Inc held one special and two special telephonic meetings. The Board of Directors of Global Partners Income Fund Inc. held one special telephonic meeting. Each Director, with the exception of Mr. Gelb in the case of Global Partners Income Fund Inc., attended at least 75% of the aggregate number of meetings of the Board of each Fund and the committee of each Fund for which he was eligible.

   A representative of PwC will be available by telephone at the Meetings to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

   Under the federal securities laws, each Fund is required to provide to stockholders in connection with the Meetings information regarding compensation paid to the Directors by each Fund, as well as by the various other investment companies advised by PIMCO Advisors and/or SBAM. This information with respect to those Directors who are standing for election is provided in the Proxy Statement. The following table provides information concerning the compensation paid from each Fund to each Director who is not standing for election during the fiscal year ended August 31, 2002 and the total compensation paid to each Director who is not standing for election during the calendar year ended December 31, 2001. In addition to Mr. Gelb, each of the Directors listed below is a member of each Fund's Audit Committee and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. Neither Fund provides any pension or retirement benefits to Directors.

                                                                   Total Compensation
                                                  Aggregate        from the Fund and
                     Aggregate Compensation   Compensation from       Other Funds
                        from The Emerging      Global Partners      Advised by SBAM
                       Markets Income Fund    Income Fund Inc.   and its Affiliates for
                     Inc for the Fiscal Year for the Fiscal Year   the Calendar Year
 Name of Directors        Ended 8/31/02         Ended 8/31/02        Ended 12/31/01
 -----------------   ----------------------- ------------------- ----------------------
                                                                    Directorships(A)
Dr. Riordan Roett...         $9,200                $8,500             $83,600(10)
Jeswald W. Salacuse*         $9,200                $8,500             $83,600(10)

--------
(A)The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.
* Mr. Salacuse also was paid $8,150 during the calendar year ended December 31, 2001 for his services as director of Municipal Advantage Fund Inc., which is managed by PIMCO Advisors.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's capital stock, PIMCO Advisors, SBAM, and their respective directors and officers, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

   The Emerging Markets Income Fund Inc

   Based solely on its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended August 31, 2002, all filing requirements applicable to such persons were complied with except that timely Form 3 filings may not have been made by Anthony Pace, William Arnold, Virgil Cumming, Mark Kleinman, Ross Margolies, Wendy Murdock, and Jeffrey Scott. However, during the Fund's fiscal year ended August 31, 2002, no purchases and sales were made by any of the foregoing people and, with the exception of Anthony Pace, who is no longer employed by SBAM, they have each subsequently filed Forms 3.

   Global Partners Income Fund Inc.

   Based solely on its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended August 31, 2002, all filing requirements applicable to such persons were complied with except that timely Form 3 filings may not have been made by Thomas Flanagan, Anthony Pace, Beth Semmel, William Arnold, Virgil Cumming, Mark Kleinman, Ross Margolies, Wendy Murdock, and Jeffrey Scott. However, during the Fund's fiscal year ended August 31, 2002, no purchases and sales were made by any of the foregoing people and, with the exception of Anthony Pace, who is no longer employed by SBAM, they have each subsequently filed Forms 3.

                     Fees Paid to Independent Accountants

   Audit Fees. The fees for the annual audit of each Fund's financial statements by PwC for the fiscal year ended August 31, 2002 were $53,000 for The Emerging Markets Income Fund Inc and $53,000 for Global Partners Income Fund Inc.

   Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by PwC to each Fund, SBAM, PIMCO Advisors or entities controlled by or affiliated with SBAM or PIMCO Advisors that provide services to each Fund for the fiscal year ended August 31, 2002.

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to each Fund, SBAM, PIMCO Advisors and entities controlled by or affiliated with SBAM and/or PIMCO Advisors that provide services to each Fund for the fiscal year ended August 31, 2002 were $17,750 for The Emerging Markets Income Fund Inc and $17,250 for Global Partners Income Fund Inc. Each Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                                                                      EXHIBIT B

           FORM OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

                    [THE EMERGING MARKETS INCOME FUND INC/
                   THE EMERGING MARKETS INCOME FUND II INC/
                 THE EMERGING MARKETS FLOATING RATE FUND INC./
                       GLOBAL PARTNERS INCOME FUND INC./
                         MUNICIPAL PARTNERS FUND INC./
                       MUNICIPAL PARTNERS FUND II INC.]

                                                               [        ], 2002

Salomon Brothers Asset Management Inc
388 Greenwich Street,
New York, New York 10013

Dear Sirs:

   This will confirm the agreement between the undersigned (the "Fund") and you (the "Investment Manager") as follows:

   1. The Fund is a closed-end, [diversified][non-diversified] management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Manager. Any amendments to these documents shall be furnished to the Investment Manager.

   2. The Fund employs the Investment Manager to (a) make investment strategy decisions for the Fund, and supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund, (d) provide continuous supervision of the Fund's investment portfolio, (e) provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund, including access on a continuous basis to economic, financial and political information, research and assistance, [(f) provide information with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities, (g) provide information with respect to international political, financial and social developments, particularly those relating to emerging market countries, [for each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate
Fund Inc. and Global Partners Income Fund Inc. (the "Emerging Markets Funds")]] and [(f)] advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques, including the extent and timing of the Fund's use of such techniques. The Investment Manager shall have the sole ultimate discretion over investment decisions for the Fund. At the Investment Manager's own expense and subject to its supervision, the Investment Manager may delegate the performance of all or a part of its services under this agreement to others.

   3. (a) The Investment Manager shall, at its expense, (i) provide the Fund and itself with office space, office facilities and personnel reasonably necessary for performance of the following services to be provided by the Investment Manager pursuant to this agreement: (A) SEC compliance, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) administrative and clerical services, including accounting services, development of new shareholder services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders, and (ii) provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund.

   (b) Except as provided in subparagraph (a), the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; expenses of leverage; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; [the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the fund]; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses.

   4. As manager of the Fund's assets, the Investment Manager shall make investments for the Fund's account in accordance with the investment objectives and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended relating to regulated investment companies, and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Manager shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

   5. The Investment Manager may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance, accounting services or otherwise.

   6. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Fund, which broker may be an affiliate of the Investment Manager.

   7. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research.

   8. In consideration of the services to be rendered by the Investment Manager under this agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the first business day of each month for the previous month at an annual rate of [1.05% [for each of the Emerging Markets Funds]][0.55% [for each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (the "Municipal Funds")]] of the value of the Fund's average weekly net assets [including the proceeds of any outstanding borrowings used for leverage [for each of the Municipal Funds]]. If the fee payable to the Investment Manager pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

   9. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its stockholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. The Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide security in form and amount acceptable to the Fund for its undertaking;
(b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

   10. This agreement shall continue in effect until two years from the date hereof and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940
Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors on 60 days' written notice to the Investment Manager or by the Investment Manager on 60 days' written notice to the Fund. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

   11. Except to the extent necessary to perform the Investment Manager's obligations under this agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manager, or any employee of the Investment Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

   12. This agreement shall be governed by the laws of the State of New York.

   13. All notices hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person to the parties at the addresses set forth below).

If to the Fund:

       [The Emerging Markets Income Fund Inc/
       The Emerging Markets Income Fund II Inc/
       The Emerging Markets Floating Rate Fund Inc./
       Global Partners Income Fund Inc./
       Municipal Partners Fund Inc./
       Municipal Partners Fund II Inc.]
       c/o Salomon Brothers Asset Management Inc
       125 Broad Street,
       New York, New York 10004
       Attention: President

If to the Investment Manager:

       Salomon Brothers Asset Management Inc
       399 Park Avenue,
       New York, New York 10022
       Attention: President

or such other name or address as may be given in writing to the other party.

   Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

   14. This agreement constitutes the entire agreement among the parties hereto.

   15. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

   If the foregoing correctly sets forth the agreement between the Fund and the Investment Manager, please so indicate by signing and returning to the Fund the enclosed copy hereof.

                             Very truly yours,

                             [THE EMERGING MARKETS INCOME FUND INC /
                             THE EMERGING MARKETS INCOME FUND II INC /
                             THE EMERGING MARKETS FLOATING RATE FUND INC./ GLOBAL PARTNERS INCOME FUND INC. /
                             MUNICIPAL PARTNERS FUND INC. /
                             MUNICIPAL PARTNERS FUND II INC.]

                             By:
                                                    ---------------------------
                                Name:
                                Title:

ACCEPTED:

SALOMON BROTHERS ASSET MANAGEMENT INC

By:
   ----------------------
   Name:
   Title:

                    THE EMERGING MARKETS INCOME FUND II INC

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints R. Jay Gerken, Christina T. Sydor, Robert
A. Vegliante and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Emerging Markets Income Fund II Inc (the "Fund") which the undersigned is entitled to vote at the Special Joint Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room K, New York, New York on Wednesday, December 11, 2002, at 3 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual and Special Joint Meetings of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

Please refer to the Proxy Statement for a discussion of the Proposal.

                           (continued on reverse side)

                      Please date, sign and mail your proxy
                         card back as soon as possible!

                      Special Joint Meeting of Stockholders
                     THE EMERGING MARKETS INCOME FUND II INC

                                December 11, 2002







              \/ Please Detach and Mail in the Envelope Provided \/

A [X] Please mark your
      votes as in this
      example.

                                                      1.   Approval of New Investment Advisory and         FOR   AGAINST   ABSTAIN
                                                           Administration Agreement between Salomon        [_]     [_]       [_]
                                                           Brothers Asset Management Inc and the Fund.

                                                      3.   Any other business that may properly come
                                                           before the Meeting.

                                                      4.   I will be attending the Meeting.                [_]

                                                      Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid
                                                      Envelope.

SIGNATURE __________________________ DATE __________,2002  SIGNATURE ________________________________________DATE _________, 2002
                                                                                 IF JOINTLY HELD

NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.